UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2021

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Executive Square, Suite 300

La Jolla, CA 92037

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.001 par value	MNOV	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 31, 2021, Edward Stepanow resigned as Chief Financial Officer of MediciNova, Inc. (the “Company”).

In addition, effective August 1, 2021, the Board appointed Douglas Paulin, CPA, of the accounting services firm Signature Analytics San Diego LLC (“Signature Analytics”) to serve as Chief Financial Officer and Principal Financial Officer of the Company. Mr. Paulin replaces Mr. Stepanow. Mr. Stepanow had also served as the Company’s Chief Financial Officer through a services agreement (the “Services Agreement”) between the Company and Signature Analytics. In connection with Mr. Paulin’s appointment as Chief Financial Officer, the Company entered into an amendment to the Services Agreement with Signature Analytics for the provision of Mr. Paulin’s services, which is also effective as of August 1, 2021. Under the Services Agreement, as amended, the Company will continue to pay pre-approved hourly rates for the services provided under the Services Agreement. The current term of the Services Agreement, as amended, will expire on August 1, 2022 with automatic annual renewals, subject to earlier termination according to its terms.

Mr. Paulin, age 46, joined Signature Analytics in July 2020. From June 2019 until March 2020, Mr. Paulin served as Head of Finance and Accounting at AerNos, Inc., a consumer and commercial nanotechnology company. From March 2016 until December 2018, Mr. Paulin served as Director of EMEA Finance at Sonos, Inc. (Nasdaq:SONO), a smart speaker company. From 2013 to 2016, Mr. Paulin served as Chief Financial Officer at Autonet Mobile, a company that provides in-vehicle telematics and marketing software for automotive dealerships and aftermarket service providers. Prior to this, Mr. Paulin served as Director of Finance at Zego, formerly PayLease. Mr. Paulin received a Bachelor of Science in Finance and a minor in Management Information Systems from Babson College. Mr. Paulin holds an active license in the state of California.

There are no family relationships between Mr. Paulin and any of the Company’s other directors or executive officers, and Mr. Paulin does not have any direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Services Agreement, dated August 1, 2021, by and between the Company and Signature Analytics LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

Dated: August 2, 2021	By:	/s/ Yuichi Iwaki
Yuichi Iwaki, M.D., Ph.D.
President and Chief Executive Officer

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